Exhibit (a)(3)


                       NOTICE OF GUARANTEED DELIVERY
                                    for
                    Tender of Preferred Depositary Units
             Representing Preferred Limited Partners' Interests
                                     in
                      FORUM RETIREMENT PARTNERS, L.P.

     This form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if depositary receipts for preferred depositary units (the "Units") representing preferred limited partners' interests in Forum Retirement Partners, L.P., a Delaware limited partnership, are not immediately available or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined under the caption "The Offer -- Terms of the Offer" in the Offer to Purchase (as defined below)) or if the procedure for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or sent by telegram, facsimile transmission, or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined under the caption "The Offer -- Procedure for Tendering Units" in the Offer to Purchase).

                      The Depositary for the Offer is:

                  American Stock Transfer & Trust Company

                    By Hand, Mail or Overnight Courier:
                         40 Wall Street, 46th Floor
                          New York, New York 10005

                         By Facsimile Transmission:
                      (For Eligible Institutions Only)
                               (718) 234-5001

                             For Information or
                         Confirmation by Telephone:
                               (718) 921-8200

                 DELIVERY OF THIS INSTRUMENT TO AN ADDRESS
              OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE
                    NUMBER OTHER THAN AS SET FORTH ABOVE
                   DOES NOT CONSTITUTE A VALID DELIVERY.

This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible
Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

The undersigned hereby tenders to Forum Group, Inc., an Indiana corporation, on the terms and subject to the conditions set forth in its Offer to Purchase dated October 2, 1995 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Units indicated below pursuant to the guaranteed delivery procedures set forth under the caption "The Offer -- Procedure for Tendering Units" in the Offer to Purchase.

(Please Type or Print)

          Number of Units:                   Name(s):
                           -------------              ---------------------

          Depositary Receipt No(s). (if
                                             ------------------------------
          available):
                      ------------------
                                             Address:
                                                      ---------------------

          ------------------------------

                                             ------------------------------
                                                                   Zip Code
          ------------------------------
                                             Area Code and
          If Units will be delivered by      Telephone Number:
                                                               ------------
          book-entry transfer, check one
          box:                               Signature(s):
                                                           ----------------
          / /  The Depository Trust
               Company
                                             ------------------------------
          / /  Midwest Securities Trust
               Company
          / /  The Philadelphia
               Depository Trust Company

          Account Number:
                          --------------

          Dated:
                ------------------------

                                 GUARANTEE
                  (not to be used for signature guarantee)
     The undersigned, a financial institution that is a participant in the Securities Transfer Agent Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange, Inc. Medallion Signature Program, hereby guarantees to deliver to the Depositary the depositary receipts representing the Units tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in "The Offer -- Acceptance for Payment and Payment for Units" in the Offer to Purchase) with respect to such Units, together with a properly completed and duly executed Letter of Transmittal or facsimile thereof, with any required signature guarantees, or an Agent's Message (as defined in "The Offer -- Acceptance for Payment and Payment for Units" in the Offer to Purchase) in the case of a book-entry transfer, and any other required documents, all within five business days after the date hereof.


          ------------------------------     ------------------------------
          Name of Firm                       Authorized Signature


          ------------------------------     ------------------------------
          Address                            Name (Please Type or Print)


          ------------------------------     ------------------------------
          City, State           Zip Code     Title


          ------------------------------     ------------------------------
          Area Code and Telephone Number     Date

        DO NOT SEND DEPOSITARY RECEIPTS WITH THIS FORM.  DEPOSITARY
           RECEIPTS SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL


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